UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2013

VMware, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33622

Delaware	94-3292913
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3401 Hillview Avenue, Palo Alto, CA 94304

(Address of principal executive offices, including zip code)

(650) 427-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 28, 2013, VMware, Inc. (“VMware”) issued a press release announcing its financial results for the quarter ended December 31, 2012. The press release, which includes information regarding VMware’s use of non-GAAP financial measures, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02 and the Exhibit attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.05	Costs Associated With Exit or Disposal Activities.

In order to enable the company to focus its business on strategic areas it has determined to be most compelling, on January 25, 2013, VMware approved, subject to compliance with all applicable legal obligations, a plan to streamline its operations. The plan includes the following components:

•

The elimination of approximately 900 positions and personnel, expected to result in a charge in the range of $70 million to $80 million. Any such proposals in countries outside the United States will be subject to a review of efficiency, resources and performance.

•	A planned exit of certain lines of business and consolidation of facilities, which are expected to result in a charge in the range of $20 million to $30 million.

The plan is expected to be completed by the end of 2013. Finalization of the plan will be subject to local information and consultation processes with employee representatives if required by law. The total charge resulting from this plan is expected to be between $90 million and $110 million, with total cash expenditures associated with the plan expected to be in the range of $80 million to $90 million.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of VMware, Inc. dated January 28, 2013

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, among other things, statements regarding the amount and timing of the expected charges and cash expenditures related to the plan described herein. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to VMware’s ability to implement the workforce reductions and other components of the plan in various geographies; and possible changes in the size and components of the expected charges and cash expenditures. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VMware, Inc.

Date: January 28, 2013	By:	/s/ Jonathan Chadwick
Jonathan Chadwick Chief Financial Officer and Executive Vice President